UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 10, 2004


                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


 Delaware                            0-28538                  13-5630895
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission              (IRS Employer
 of incorporation)                   File Number)            Identification No.)


1999 Broadway, Ste. 4300, Denver, Colorado                             80202
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code             (303) 296-5600
                                                   -----------------------------


 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 7.01       Regulation FD Disclosure.

     The registrant hereby furnishes the information set forth in its press release issued on September 10, 2004, a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.



  Item 9.01  Financial Statements and Exhibits.

         (c) Exhibits.

             Item No.    Exhibit Index

             99.1        Press Release dated September 10, 2004, issued by the
                          registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   TITANIUM METALS CORPORATION
                                  (Registrant)

                                  /s/ Matthew O'Leary
                                  Matthew O'Leary
                                  Corporate Attorney and Assistant Secretary



Date: September 10, 2004

                                INDEX TO EXHIBITS

Exhibit No.    Description

99.1           Press Release dated September 10, 2004, issued by the registrant.

                                                                    EXHIBIT 99.1

                                  PRESS RELEASE

FOR IMMEDIATE RELEASE:                                  CONTACT:

Titanium Metals Corporation                            Robert E. Musgraves
1999 Broadway, Suite 4300                              Chief Operating Officer -
Denver, Colorado 80202                                    North America
                                                       (303) 296-5600


                        TIMET RESPONDS TO TRADE DECISION


     DENVER, COLORADO . . . September 10, 2004 . . . Titanium Metals Corporation (NYSE:TIE) ("TIMET" or the "Company") is pleased to report that the President of the United States has approved a petition filed by TIMET to eliminate a special tariff exemption for titanium wrought products imported into the United States from Russia under the Generalized System of Preferences ("GSP").

     Under the GSP program, the President has the authority to suspend normal trade tariffs on imports of designated products from certain developing countries. Normal customs duties on titanium wrought products from Russia have been suspended since 1998. VSMPO, a Russian titanium producer, has used this tariff exemption to expand substantially its share of the United States titanium market, such that VSMPO now accounts for more than 60% of all wrought titanium imported into the United States.

     J. Landis Martin, Chairman and CEO of TIMET, stated, "We are heartened by the Administration's recognition that VSMPO no longer needs special trade benefits to compete in the United States. This decision will help to restore competitive balance in our home market and insure that the United States has a vibrant domestic titanium industry capable of supplying America's commercial and military needs for this strategic metal. The President's actions will also keep jobs at home rather than unnecessarily shipping them to Russia."

     Mr. Martin continued, "This would not have been possible without the strong support the U.S. titanium industry has received in this process from many Members of Congress on both sides of the aisle, from the Administration and from our employees. We are grateful for their support."

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on the Company's website at http://www.timet.com.

                                     o o o o